GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A Shares, Class C Shares, Institutional Shares, Service Shares, Investor Shares, Class P Shares, Class R Shares, and Class R6 Shares, as applicable, of the

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs International Equity Insights Fund

(the “Funds”)

Supplement dated September 22, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated February 28, 2022

Effective immediately, James Park no longer serves as a portfolio manager for the Funds. Len Ioffe, Osman Ali, Takashi Suwabe and Dennis Walsh will continue to serve as portfolio managers for the Funds.

Accordingly, effective immediately, all references to Mr. Park in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

INTINS12OPSTK 09-22